GOLDMAN SACHS TRUST (the “Trust”)

GOLDMAN SACHS MUNICIPAL
FIXED INCOME FUNDS

Service Shares of

Goldman Sachs Municipal Income Fund

Supplement dated December 13, 2006 to the

Prospectus dated February 28, 2006

Effective December 13, 2006, the Municipal Income Fund’s weighted average credit quality will be a minimum of A. As a result, the following replaces the tabular information regarding the Fund’s weighted average credit quality in the section of the Prospectus titled “Fund Investment Objectives and Strategies  — Fund Facts:”

Credit Quality:	Minimum = BBB or Baa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality Weighted Average: A or better

MUNFISTKSVC 12-06